Exhibit 99.1

MATADOR RESOURCES COMPANY ANNOUNCES

COMMENCEMENT OF PUBLIC OFFERING OF COMMON STOCK

DALLAS, Texas, March 25, 2024 – Matador Resources Company (NYSE: MTDR) (“Matador”) announced today that it has commenced an underwritten public offering of 5,250,000 shares of its common stock.

Matador intends to use the net proceeds from this offering for general corporate purposes, which may include, among other things, the funding of acquisitions and the repayment of borrowings outstanding under Matador’s revolving credit facility.

J.P. Morgan and BofA Securities are acting as the underwriters for the offering. The underwriters may offer the shares of Matador’s common stock from time to time for sale in one or more transactions on the New York Stock Exchange, in the over-the-counter market, through negotiated transactions or otherwise at market prices prevailing at the time of sale, at prices related to prevailing market prices or at negotiated prices.

When available, copies of the preliminary prospectus supplement, prospectus supplement and accompanying base prospectus relating to the offering may be obtained free of charge on the Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov or by sending a request to:

J.P. Morgan Securities LLC

Attention: c/o Broadridge Financial Solutions

1155 Long Island Avenue

Edgewood, New York, 11717

Telephone: (866) 803-9204

E-mail: prospectus-eq_fi@jpmchase.com

BofA Securities, Inc.

Attention: Prospectus Department

NC1-022-02-25

201 North Tryon Street

Charlotte, NC, 28255-0001

Telephone: (800) 294-1322

E-mail: dg.prospectus_requests@bofa.com

The shares of common stock will be offered and sold pursuant to an effective shelf registration statement on Form S-3 previously filed with the SEC. This press release does not constitute an offer to sell or the solicitation of an offer to buy the securities described herein, nor shall there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. The offering is being made only by means of a prospectus and related prospectus supplement meeting the requirements of Section 10 of the Securities Act of 1933, as amended (the “Securities Act”).

About Matador Resources Company

Matador is an independent energy company engaged in the exploration, development, production and acquisition of oil and natural gas resources in the United States, with an emphasis on oil and natural gas shale and other unconventional plays. Its current operations are focused primarily on the oil and liquids-rich portion of the Wolfcamp and Bone Spring plays in the Delaware Basin in Southeast New Mexico and West Texas. Matador also operates in the Eagle Ford shale play in South Texas and the Haynesville shale and Cotton Valley plays in Northwest Louisiana. Additionally, Matador conducts midstream operations in support of its exploration, development and production operations and provides natural gas processing, oil transportation services, oil, natural gas and produced water gathering services and produced water disposal services to third parties.

Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended. “Forward-looking statements” are statements related to future, not past, events. Forward-looking statements are based on current expectations and include any statement that does not directly relate to a current or historical fact. In this context, forward-looking statements often address expected future business and financial performance, and often contain words such as “could,” “believe,” “would,” “anticipate,” “intend,” “estimate,” “expect,” “may,” “should,” “continue,” “plan,” “predict,” “potential,” “project,” “hypothetical,” “forecasted” and similar expressions that are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. Such forward-looking statements include, but are not limited to, statements about guidance, projected or forecasted financial and operating results, future liquidity, the payment of dividends, results in certain basins, objectives, project timing, expectations and intentions, regulatory and governmental actions and other statements that are not historical facts. Actual results and future events could differ materially from those anticipated in such statements, and such forward-looking statements may not prove to be accurate. These forward-looking statements involve certain risks and uncertainties, including, but not limited to, risks and uncertainties related to the capital markets generally, whether Matador will consummate the offering and the anticipated use of proceeds, as well as the following risks related to financial and operational performance: general economic conditions; Matador’s ability to execute its business plan, including whether its drilling program is successful; changes in oil, natural gas and natural gas liquids prices and the demand for oil, natural gas and natural gas liquids; its ability to replace reserves and efficiently develop current reserves; the operating results of Matador’s midstream oil, natural gas and water gathering and transportation systems, pipelines and facilities, the acquiring of third-party business and the drilling of any additional salt water disposal wells; costs of operations; delays and other difficulties related to producing oil, natural gas and natural gas liquids; delays and other difficulties related to regulatory and governmental approvals and restrictions; impact on Matador’s operations due to seismic events; its ability to make acquisitions on economically acceptable terms; its ability to integrate acquisitions; disruption from Matador’s acquisitions making it more difficult to maintain business and operational relationships; significant transaction costs associated with Matador’s acquisitions; the risk of litigation and/or regulatory actions related to Matador’s acquisitions; availability of sufficient capital to execute its business plan, including from future cash flows, available borrowing capacity under its revolving credit facilities and otherwise; the operating results of and availability of any potential distributions from its joint ventures; weather and environmental conditions; and the other factors that could cause actual results to differ materially from those anticipated or implied in the forward-looking statements. For further discussions of risks and uncertainties, you should refer to Matador’s filings with the SEC, including the “Risk Factors” section of Matador’s most recent Annual Report on Form 10-K and any subsequent Quarterly Reports on Form 10-Q. Matador undertakes no obligation and does not intend to update these forward-looking statements to reflect events or circumstances occurring after the date of this press release, except as required by law, including the securities laws of the United States and the rules and regulations of the SEC. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this press release. All forward-looking statements are qualified in their entirety by this cautionary statement.

Contact Information

Mac Schmitz

Vice President – Investor Relations

investors@matadorresources.com

(972) 371-5225